UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
CURRENT REPORT
 _____________________________
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2018
 _____________________________
Medtronic Public Limited Company
(Exact name of Registrant as Specified in its Charter)
  _____________________________

Ireland	1-36820	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 On Hatch, Lower Hatch Street, Dublin 2, Ireland
(Address of principal executive offices)

+353 1 438-1700
(Registrant's telephone number, including area code):

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On December 7, 2018, Medtronic plc, a public limited company organized under the laws of Ireland (the "Company"), held its 2018 Annual General Meeting of Shareholders in order to: (1) elect, by separate resolutions, ten directors, each to hold office until the 2019 Annual General Meeting of the Company and until his or her successor is elected; (2) ratify, in a non-binding vote, the re-appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for fiscal year 2019 and authorize, in a binding vote, the Company's Board of Directors, acting through the Audit Committee, to set the auditor's remuneration; and (3) approve, in a non-binding advisory vote, named executive officer compensation.
At the close of business on October 9, 2018, the record date of the Annual General Meetings, 1,348,097,639 Company ordinary shares were outstanding and entitled to vote. The holders of a total of 1,167,256,445 ordinary shares were present at the Annual General Meeting, either in person or by proxy, which total was not less than a majority of the issued and outstanding ordinary shares entitled to vote and thus constituted a quorum.
The final voting results and the votes used to determine the results for each proposal are set forth below:

1.	The shareholders elected each of the ten nominees to the Board of Directors, to hold office until the 2019 Annual General Meeting of the Company and until his or her successor is elected, as follows:

	For	For (Percent of Votes Cast)	Against	Against (Percent of Votes Cast)	Abstain	Broker Non-Vote
Richard H. Anderson	1,021,491,798	96.455	37,544,220	3.545	1,699,418	106,521,009
Craig Arnold	1,047,774,181	98.978	10,818,536	1.022	2,142,719	106,521,009
Scott C. Donnelly	1,030,213,627	98.564	15,011,448	1.436	15,510,361	106,521,009
Randall Hogan, III	1,051,043,291	99.286	7,561,742	0.714	2,130,403	106,521,009
Omar Ishrak	1,014,458,704	96.354	38,383,046	3.646	7,893,686	106,521,009
Michael O. Leavitt	1,042,012,108	98.434	16,573,606	1.566	2,149,722	106,521,009
James T. Lenehan	1,040,286,942	98.276	18,246,684	1.724	2,201,810	106,521,009
Elizabeth Nabel, M.D.	1,056,903,052	99.812	1,995,577	0.188	1,836,807	106,521,009
Denise M. O'Leary	1,038,157,191	98.034	20,819,936	1.966	1,758,309	106,521,009
Kendall J. Powell	958,557,138	90.551	100,020,460	9.449	2,157,838	106,521,009

2.
The shareholders ratified, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for fiscal year 2019 and authorized, in a binding vote, the Company's Board of Directors, acting through the Audit Committee, to set the auditor's remuneration.

	Votes	Percent of Votes Cast
For	1,132,796,195	97.221
Against	32,374,414	2.779
Abstain	2,085,836	N/A
Broker Non-Vote	N/A	N/A

3.	The shareholders approved, on a non-binding advisory basis, the compensation awarded to the Company's named executive officers.

	Votes	Percent of Votes Cast
For	1,013,790,059	96.007
Against	42,161,520	3.993
Abstain	4,783,857	N/A
Broker Non-Vote	106,521,009	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PUBLIC LIMITED COMPANY

	By	/s/ Bradley E. Lerman
Date: December 11, 2018		Bradley E. Lerman
Senior Vice President, General Counsel and Corporate Secretary